John Hancock
Real Estate Securities Fund
Quarterly portfolio holdings 11/30/2024

Fund’s investments
As of 11-30-24 (unaudited)
	Shares	Value
Common stocks 98.7%		$265,438,887
(Cost $183,046,056)
Consumer discretionary 3.0%		8,116,009
Hotels, restaurants and leisure 3.0%
Hyatt Hotels Corp., Class A	25,571	4,038,684
Marriott International, Inc., Class A	14,104	4,077,325
Health care 0.9%		2,538,704
Health care providers and services 0.9%
Brookdale Senior Living, Inc. (A)	446,955	2,538,704
Real estate 94.8%		254,784,174
Diversified REITs 5.9%
Empire State Realty Trust, Inc., Class A	585,824	6,420,631
Essential Properties Realty Trust, Inc.	275,153	9,382,717
Health care REITs 13.4%
American Healthcare REIT, Inc.	201,827	6,016,463
CareTrust REIT, Inc.	243,327	7,248,711
Sabra Health Care REIT, Inc.	124,325	2,328,607
Welltower, Inc.	146,792	20,283,719
Hotel and resort REITs 1.4%
Ryman Hospitality Properties, Inc.	32,453	3,804,790
Industrial REITs 9.9%
EastGroup Properties, Inc.	18,484	3,183,130
Innovative Industrial Properties, Inc.	23,884	2,603,834
Plymouth Industrial REIT, Inc.	104,048	1,949,860
Prologis, Inc.	161,413	18,849,810
Office REITs 5.1%
Cousins Properties, Inc.	85,731	2,721,102
Douglas Emmett, Inc.	107,831	2,087,608
SL Green Realty Corp.	114,930	8,986,377
Real estate management and development 0.9%
CBRE Group, Inc., Class A (A)	18,006	2,520,660
Residential REITs 17.8%
American Homes 4 Rent, Class A	231,320	8,857,243
AvalonBay Communities, Inc.	70,025	16,480,384
Centerspace	38,902	2,820,395
Essex Property Trust, Inc.	43,884	13,624,227
Independence Realty Trust, Inc.	272,324	5,947,556
Retail REITs 16.9%
Acadia Realty Trust	223,702	5,782,697
Agree Realty Corp.	79,635	6,115,968
Brixmor Property Group, Inc.	243,852	7,332,630
Phillips Edison & Company, Inc.	114,623	4,527,609
Simon Property Group, Inc.	63,286	11,619,310
Tanger, Inc.	197,595	7,305,087
The Macerich Company	127,961	2,714,053
Specialized REITs 23.5%
CubeSmart	149,774	7,422,799
Digital Realty Trust, Inc.	41,566	8,134,051
Equinix, Inc.	24,886	24,425,109
Iron Mountain, Inc.	67,260	8,318,044
Lamar Advertising Company, Class A	30,858	4,135,589
2	JOHN HANCOCK REAL ESTATE SECURITIES FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Real estate (continued)
Specialized REITs (continued)
Public Storage	31,126	$10,833,404

	Yield (%)	Shares	Value
Short-term investments 0.8%			$2,012,202
(Cost $2,012,202)
Short-term funds 0.8%			2,012,202
State Street Institutional U.S. Government Money Market Fund, Premier Class	4.5825(B)	2,012,202	2,012,202

Total investments (Cost $185,058,258) 99.5%	$267,451,089
Other assets and liabilities, net 0.5%	1,422,464
Total net assets 100.0%	$268,873,553

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 11-30-24.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC, the fund’s valuation designee.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of November 30, 2024, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates.  Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	—	—	$15,925	$(15,925)	—	—	$823	—	—
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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